Income Taxes	3 Months Ended
Mar. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 10 - Income Taxes

    Our consolidated effective income tax rate for the quarter ended March 31, 2011 of 20.6% reflects the impact of $4.7 million of net income tax expense attributable to prior years, $3.2 million of which resulted from the recognition of a liability for unrecognized tax benefits associated with a tax position taken in a prior year.  Excluding the impact of the aforementioned items, our consolidated effective income tax rate for the quarter ended March 31, 2011 was 14.9% compared to a consolidated effective income tax rate of 17.8% in the prior year quarter.  The decrease was primarily attributable to the transfer of ownership of several of our drilling rigs among our subsidiaries in April 2010 and December 2010, which resulted in an increase in the relative components of our earnings generated in tax jurisdictions with lower tax rates.